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                                                                    EXHIBIT 10.3


                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is made as of July 10, 2000 among the companies designated as Seller on the signature page hereto (collectively, "Seller") and the company designated as Buyer on the signature page hereto ("Buyer").

                                    Recitals

         Seller and Buyer are parties to an Asset Purchase Agreement (the "Purchase Agreement") dated March 3, 2000 and amended March 14, 2000 with respect to certain radio broadcast stations, and desire to amend the Purchase Agreement as set forth herein.

                                    Agreement

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties agree as follows:

         1. Amendments. Seller and Buyer hereby amend the Purchase Agreement to delete certain stations and change the Purchase Price as follows:

                  (a) Recital A of the Purchase Agreement (as amended) is hereby further amended to delete the following radio stations:

                     WRFY-FM, Reading Pennsylvania ("WRFY")
                     KGGI(FM), Riverside, California ("KGGI")
                     KSJO(FM), San Jose, California ("KSJO")
                     KUFX(FM), San Jose, California ("KUFX")

                  (b) Section 3.1 of the Purchase Agreement (as amended) is hereby further amended to delete "One Hundred Seven Million Four Hundred Six Thousand Dollars ($107,406,000)" and insert in lieu thereof "Forty Five Million Six Hundred Four Thousand Dollars ($45,604,000)."

                  (c) The Purchase Agreement Schedules with respect to WRFY, KGGI, KSJO and KUFX are hereby deleted in their entirety.

         2. Miscellaneous. Capitalized terms used herein and not defined shall have the respective meanings set forth in the Purchase Agreement. Except as expressly set forth herein, the Purchase Agreement has not been amended or modified and remains in full force and effect. This Amendment may be executed in separate counterparts each of which shall be deemed an original but which together shall constitute one instrument.



                            [SIGNATURE PAGE FOLLOWS]

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                                SIGNATURE PAGE TO
                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

BUYER:                                   CHASE RADIO PROPERTIES, LLC


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


SELLER:                                  CLEAR CHANNEL BROADCASTING, INC.
                                         CLEAR CHANNEL BROADCASTING
                                             LICENSES, INC.
                                         CITICASTERS CO.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         CAPSTAR TX LIMITED PARTNERSHIP
                                         CAPSTAR RADIO OPERATING COMPANY
                                         AMFM OHIO, INC.
                                         AMFM RADIO LICENSES LLC


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title: